Amendment to Lease


     Agreement made this 30th day of June 1997 by and between PARKLANDS PROPERTIES TRUST, a Massachusetts voluntary association having its principal office in Boston, Massachusetts (hereinafter "Landlord") and SENCORP SYSTEMS, INC., a Delaware corporation, having an office at 400 Kidds Hill Road, Hyannis, Massachusetts 02601 (hereinafter "Tenant").

     WHEREAS, the parties entered into a certain lease dated December 8, 1989 for the premises known as building No. 7 at 400 Kidds Hill Road, Hyannis, Massachusetts 20601 (the "Lease"); and

     WHEREAS, the parties amended the lease in the Amendment to Lease dated April 20, 1992; and

     WHEREAS, the parties wish to further amend the Lease as amended,

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Article 26, paragraph (a) is hereby amended by striking "five (5) years (the "Second Renewal Term") commencing on January 1, 1998 and expiring on December 31, 2002," and substituting therefor the following: "one (1) year (the "Second Renewal Term") commencing January 1, 1998 and expiring on December 31, 1998,".

     2. Article 26, paragraph (c)(iii) is hereby amended by striking "the FMV" and substituting therefor the following: "$4.20 per square foot."

     3. Article 27, paragraph (a), is hereby amended by striking the last sentence in its entirety and substituting therefor the following: "If said Option is exercised at any time after January 1, 1995, the purchase price will be $2,750,000.00."

     4. Except as expressly amended herein, all the terms, covenants and provisions of the Lease as amended shall remain in full force and effect and are hereby ratified and confirmed, in their entirety.

     5. Execution by the parties of this Amendment To Lease hereby constitutes Tenant's Second Notice, as to renewal of said Lease for the Second Renewal Term, as required under Article 26, paragraph (a), thereof.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.


LANDLORD:                               TENANT:
PARKLANDS PROPERTIES TRUST              SENCORP SYSTEMS, INC.


By: /s/ John D. Bambara                 By: /s/ Anthony Giovannone
   ----------------------------             -------------------------------
         John D. Bambara                          Anthony Giovannone
                                                      President


                         COMMONWEALTH OF MASSACHUSETTS

Barnstable, ss.                                                    June 30, 1997

     Then  personally  appeared the  above-named  John D. Bambara,  a Trustee of
Parklands Properties Trust, a Massachusetts voluntary association, and acknowledged the foregoing to be his free act and deed in his capacity as a Trustee and the free act and deed of said association, before me.


                                        /s/ Lynn G. Hall
                                        -----------------------------------
                                        Notary Public
                                        My Commission Expires:  3/11/99


                         COMMONWEALTH OF MASSACHUSETTS

Barnstable, ss.                                                    June 30, 1997

     Then personally appeared the above-named Anthony Giovannone, President SENCORP SYSTEMS, INC., a Delaware corporation and acknowledged the foregoing to be his free act and deed of said corporation, before me.


                                        /s/ Lynn G. Hall
                                        -----------------------------------
                                        Notary Public
                                        My Commission Expires:  3/11/99